UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2009

_________________

Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

_________________

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

(Former name or former address, if changed since last report): Not Applicable

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 29, 2009, Flagstone Reinsurance Holdings Limited (the “Company”) issued a press release announcing that Guy Swayne, currently Chief Executive Officer of Flagstone Réassurance Suisse SA, will be returning to Bermuda to resume his responsibility for the International Underwriting Team as Chief Underwriting Officer, International.  Frederic Traimond will assume the role of Chief Executive Officer of Flagstone Réassurance Suisse SA, in addition to his existing responsibilities as Group Chief Operating Officer.

Prior to his appointment as Chief Executive Officer of Flagstone Réassurance Suisse SA, Mr. Traimond had previously served as Group Chief Operating Officer of the Company since November 14, 2008.  Prior to his appointment as Group COO, since August 2007, Mr. Traimond had served as COO of Flagstone Reassurance Suisse SA.  Mr. Traimond is also a member of the Boards of Directors of various entities within the Flagstone Group.  Before joining Flagstone Group, Mr. Traimond worked for 15 years for AXA Group, primarily in Switzerland. His last position was Chief Risk Officer of AXA-Winterthur, where most notably he was responsible for the Economic Capital studies, including Swiss Solvency Test, Asset-Liability Management, reinsurance strategy and reserve review.  For the 8 years preceding holding that position, he was the chief management officer for the Non-Life subsidiary of AXA Switzerland. Mr. Traimond is a full member of the IAF (Institut des Actuaires Français) and SAA (Swiss Association of Actuaries).

A copy of the press release dated June 29, 2009 announcing the restructuring of the Company’s management team is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01	REGULATION FD DISCLOSURE

On May 13, 2009, Flagstone Reinsurance Holdings Limited announced that it will host an Investor Day for financial analysts and investors at the W Hotel at 541 Lexington Avenue, New York, NY at 1:00 p.m. EST on Tuesday June 30, 2009.  The event will feature presentations by Mark Byrne, the Company’s Executive Chairman, David Brown, the Company’s Chief Executive Officer, and other members of its senior management team.  The presentation and a live listen-only audio webcast will be available in the Investor Relations section of the Company’s website www.flagstonere.bm.  A press release announcing the event, the slides to be included in the presentations, and the investor booklet to be distributed to attendees are furnished as Exhibits 99.2, 99.3 and 99.4, respectively, to this report and incorporated herein by reference.  This Form 8-K and Exhibits 99.2, 99.3 and 99.4 hereto are being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01 of Form 8-K and are therefore not considered to be “filed” with the SEC.

The information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated June 29, 2009, announcing the restructuring of the Company’s management team.
99.2	Press Release, dated May 13, 2009, announcing that the Company will host an Investor Day in New York on June 30, 2009.
99.3	Slides entitled “Multi-Line Reinsurance & Insurance” to be presented at the Investor Day in New York on June 30, 2009.
99.4	Investor booklet entitled “Multi-Line Reinsurance & Insurance” to be distributed at the Investor Day in New York on June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date: June 30, 2009	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 29, 2009, announcing the restructuring of the Company’s management team.
99.2	Press Release, dated May 13, 2009, announcing that the Company will host an Investor Day in New York on June 30, 2009.
99.3	Slides entitled “Multi-Line Reinsurance & Insurance” to be presented at the Investor Day in New York on June 30, 2009.
99.4	Investor booklet entitled “Multi-Line Reinsurance & Insurance” to be distributed at the Investor Day in New York on June 30, 2009.